UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2024

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2024, the Boards of Directors (the “Boards”) of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company and Wisconsin Power and Light Company appointed Christie Raymond as a member of the Boards effective April 1, 2024. Ms. Raymond will stand for election at the Alliant Energy 2024 Annual Meeting of Shareowners as a nominee for director to serve until Alliant Energy’s 2025 Annual Meeting of Shareowners. Ms. Raymond, 54, has served as Senior Executive Vice President and Chief Marketing Officer at Kohl’s, a leading retailer, since August 2022. In her current role, she is responsible for Kohl’s marketing and customer service organizations, including the overall marketing strategy, brand and creative, media and personalization, credit and loyalty, customer insights and analytics, corporate communications, and philanthropic efforts. Prior to her current role, she was Executive Vice President, Customer Engagement, Analytics & Insights from June 2020 to August 2022 and Senior Vice President, Media and Personalization from October 2017 to June 2020 at Kohl’s. Prior to joining Kohl’s, Raymond spent the majority of her career at the Walt Disney Parks and Resorts in a variety of roles including Business Strategy and Development, Marketing, Consumer Insights, Analytics and Personalization where she had extensive experience with customer analytics and digital marketing.

Effective as of April 1, 2024, Ms. Raymond will serve as a member of the Audit Committee and the Compensation and Personnel Committee of each Board. She will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in Alliant Energy’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2023 as updated by Exhibit 10.14 to Alliant Energy’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: March 8, 2024	By:/s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: March 8, 2024	By:/s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: March 8, 2024	By:/s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary